UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                           Date of Report: May 6, 2005
                                           -----------


                        AMERIRESOURCE TECHNOLOGIES, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

      0-20033                                             84-1084784
      -------                                             ----------
(Commission File Number)                    (IRS Employer Identification Number)


            3440 E. Russell Road, Suite 217, Las Vegas, Nevada 89120
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (702) 214-4249
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant.

         The firm of Clyde Bailey, PC, has notified Ameriresource Technologies, Inc. ("Registrant") that as of May 3, 2005 it has resigned as independent auditors for the Registrant. The Firm has informed the Registrant that its resignation is due to a decision on its part to the health and other reasons of Clyde Bailey. During the Registrant's two most recent fiscal years, the certifying accountant's report did not contain and adverse opinion or a disclaimer of option, nor was their report qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years, and any subsequent interim period prior to the resignation, Management had no disagreements with the former certifying accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure. On May 6, 2005 The Board of Directors approved the retention of the firm of Franklin Griffith & Associates to serve as its independent certifying accountant effective May 6, 2005.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 6th day of May 2005.

                                               AmeriResource Technologies, Inc.


                                            By: /s/Delmar Janovec
                                                _____________________________
                                                AmeriResource Technologies, Inc.
                                                By: Delmar Janovec, President
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